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   IN WITNESS WHEREOF, the parties have executed this Amendment to the
Employment Agreement on the date and at the place first above written.

IN THE PRESENCE OF:                     RPM, INC.

                                            /s/ Thomas C. Sullivan
____________________________            By: ____________________________
                                            Thomas C. Sullivan, Chairman
                                             and Chief Executive Officer


                                             /s/ Paul A. Granzier
                                        And: ___________________________
                                             Paul A. Granzier, Secretary

                                                    The "Company"


                                         /s/ John H. Morris, Jr.
____________________________            ________________________________
                                                 John H. Morris, Jr.

                                                       "Morris"





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